UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025 (December 31, 2024)

LIQUIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Liquidia Corporation, a Delaware corporation (the “Company”), is voluntarily filing this Current Report on Form 8-K to correct certain accounting errors that were determined not to be material to any of its previously issued consolidated financial statements.

Revision of Previously Issued Financial Statements

During the three months ended March 31, 2025, the Company identified immaterial accounting errors in its accounting treatment of the fourth and fifth amendments to the revenue interest financing agreement with HealthCare Royalty Partners IV, L.P. (“HCR”) dated January 9, 2023 (the “HCR Agreement”). While the Company initially concluded that the amendments constituted extinguishments under ASC 470 Debt, the Company has reevaluated the accounting treatment, revised its conclusions and determined the amendments to be modifications.  As a result of the revision, the loss or gain on extinguishment has been eliminated and an adjustment to interest expense resulting from the modifications has been recorded, with corresponding adjustments to the long-term debt and accumulated deficit accounts. The identified accounting errors impacted the Company’s previously issued consolidated financial statements as of and for the fiscal year ended December 31, 2024 included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) and interim condensed consolidated financial statements as of and for the three months ended March 31, 2024 included in its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Q1 2024 Form 10-Q”), as of and for the three and six months ended June 30, 2024 included in its Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Q2 2024 Form 10-Q”), and as of and for the three and nine months ended September 30, 2024 included in its Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Q3 2024 Form 10-Q”). The Company has evaluated these accounting errors and their effect on prior periods under the guidance of Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 99, “Materiality,” codified in ASC 250, Accounting Changes and Error Corrections. Based on its assessment, the Company determined that the accounting errors were not material to any previously issued consolidated financial statements. However, the Company is voluntarily revising its previously issued consolidated financial statements and related notes included in its 2024 Form 10-K to correct for the immaterial accounting errors.

Revisions to Part II, Item 8. “Financial Statements and Supplementary Data” of the 2024 Form 10-K are filed as Exhibit 99.1 hereto and are incorporated by reference into this Item 8.01. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has revised its audit report, which is filed as part of Exhibit 99.1 hereto and incorporated by reference into this Item 8.01. PwC’s currently dated consent is filed as Exhibit 23.1 hereto and incorporated by reference into this Item 8.01.

Exhibit 99.1 to this Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2024 Form 10-K, does not modify or update the disclosures other than as required to reflect the revisions to correct the immaterial accounting errors as described above, and is not an amendment to, or restatement of, the 2024 Form 10-K. The information in this Current Report on Form 8-K should be read together with the 2024 Form 10-K and our subsequent filings with the SEC.

Impact on the Company’s Internal Control over Financial Reporting

The Company has also evaluated the impact of the accounting errors on the Company’s internal control over financial reporting and concluded that the Company’s internal control over financial reporting is still effective. Accordingly, the Company has also determined that no changes are necessary to management’s assessment of the effectiveness of the Company’s internal control over financial reporting included in Part II, Item 9A. “Controls and Procedures” of the 2024 Form 10-K and Part I, Item 4. “Controls and Procedures” in each of the Q1 2024 Form 10-Q, Q2 2024 Form 10-Q and Q3 2024 Form 10-Q, respectively.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Based on the Company’s assessment that the accounting errors were not material to any previously issued consolidated financial statements, the Company has determined that no changes are necessary to Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2024 Form 10-K and Part 1, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the Q1 2024 Form 10-Q, Q2 2024 Form 10-Q and Q3 2024 Form 10-Q, respectively.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. We intend such forward-looking statements to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” contemplates,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “should,” “targets,” “will,” “would” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about: clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related submission contents and timelines, including the potential for final FDA approval of the NDA for YUTREPIA, which may occur after the expiration of the exclusivity period of TYVASO DPI, if at all, the timelines or outcomes related to patent litigation with United Therapeutics in the U.S. District Court for the District of Delaware, litigation with United Therapeutics that was filed in the Superior Court for Durham County, North Carolina, patent litigation filed against United Therapeutics in the U.S. District Court for the Middle District of North Carolina, or any future litigation with United Therapeutics or any other third-party, including any rehearings or appeals with respect to any litigation with United Therapeutics, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, the potential for additional funding under the HCR Agreement, our anticipated use of net proceeds funded under the HCR Agreement, our estimates regarding future expenses, capital requirements and needs for additional financing, and potential revenue and profitability of YUTREPIA, if approved.

You should refer to the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q and other filings with the SEC for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are only predictions, and we may not actually achieve the plans, intentions or expectations included in our forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.

These forward-looking statements speak only as of the date of this Current Report on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Revised Sections of Liquidia Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024: Part II, Item 8. Financial Statements and Supplementary Data
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

and
May 8, 2025	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer and Chief Operating Officer